Offerings - Offering: 1	Dec. 12, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 9,300,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,284.33
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 393,741 Shares (approximately 10.0% of the net assets of the FT Vest Total Return Income Fund: Series A4 as of November 28, 2025) based on a net asset value per Share as of close of business on November 28, 2025 of $23.62.